            LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT


     THIS LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT (this "Agreement") is entered into as of this 4th day of Feb, 1997, by and between United Support Association, Inc., a Nevada corporation ("Buyer") and Wespac Holdings, L.C., a Utah limited liability company ("Seller").


                                  RECITALS

     A. Seller owns an eight and 88/100 percent (8.88%) capital and profits membership interest (the "Interest") in Park City Hotel Partners, L.C., a Utah limited liability company (the "Company").

     B. Seller desires to sell the Interest to Buyer, and Buyer desires to buy from Seller the Interest pursuant to the terms and subject to the conditions set forth in this Agreement.


                                  AGREEMENT

     In consideration of the foregoing Recitals and the mutual promises contained herein, the parties agree as follows:

     1. PURCHASE AND SALE OF INTEREST. Upon the terms and subject to the conditions set forth in this Agreement, Seller shall sell, assign, transfer and convey to Buyer, and Buyer shall purchase, obtain and acquire from Seller, all of Seller's right, title and interest in and to the Interest.

     2. PURCHASE PRICE. In consideration of and in exchange for the Seller's sale, assignment, transfer and conveyance of the Interest, Buyer agrees to pay Seller Two Hundred Thousand Dollars ($200,000.00) payable as follows:

          (a) $25,000.00 down payment at the time of the execution and delivery of this Agreement; and

          (b) A promissory note in the face amount of $175,000.00 with interest at 9% per annum on the unpaid balance payable in 18 equal monthly installments of $10,429.59 each. A copy of the Promissory Note is attached as EXHIBIT A.

          (c) The promissory note shall be secured by a personal guarantee of Wade Cook, a copy of which is attached as EXHIBIT B, and a perfected security interest on the Interest to be entered into at such time as the Interest is assigned and transferred under Section 4 hereof. A copy of the Security Agreement is attached as EXHIBIT C.

     3. CLOSING. Subject to the satisfaction of the conditions set forth in this Agreement and compliance with the other provisions hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at _______________ on ___________ at 10:00 a.m., local time, or at such other place and time as shall be mutually agreeable to the parties hereto (the "Closing Date"). At the Closing, Buyer shall deliver the down payment and promissory note to Seller as provided in Section 2 above. At the time of the completion of the conditions of Section 4, Seller shall deliver an assignment of the Interest to Buyer.

     4. ASSIGNMENT OF INTEREST. From and after the Closing, all equitable rights, title and interests in the Interest shall be owned, held and exercised by Buyer. All capital calls, obligations and liabilities, if any, under the Company's Operating Agreement shall be the sole responsibility of Buyer. The Company is in the process of obtaining permanent financing on the hotel being constructed. Following the obtaining of the permanent financing, Seller will deliver to Buyer an executed Assignment of Membership Interest relating to the Interest, a copy of which is attached as EXHIBIT D.

     5. INVESTMENT REPRESENTATIONS OF BUYER. Buyer hereby represents and warrants to Seller as follows:

          (a) Buyer understands that the Interest has not been registered under the Securities Act of 1933 (the "1933 Act") or the laws of any state, and the transactions contemplated hereby are being undertaken in reliance upon an exemption from the registration requirements of the 1933 Act, and reliance upon such exemption is based upon Buyer's representations, warranties and agreements contained in this Agreement.

          (b) Buyer has received and carefully reviewed all information necessary to enable Buyer to evaluate his investment in the Company. Buyer has been given the opportunity to ask questions of and to receive answers from the Company concerning its business and the Interest, and to obtain such additional written information necessary to verify the accuracy thereof.

          (c) Buyer is aware that the purchase of the Interest is speculative and involves a high degree of risk. Buyer is aware that there is no guarantee that Buyer will realize any gain from his acquisition of the Interest. Buyer further understands that Buyer could lose the entire amount of his investment.

          (d) Buyer understands that no federal or state agency or other authority has made any finding or determination regarding the fairness of the offer, sale and/or issuance of the Interest or has made any recommendation or endorsement thereof or has passed in any way upon this Agreement.

          (e) Buyer: (i) is acquiring the Interest solely for Buyer's own account for investment purposes only and not with a view toward resale or distribution thereof, in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Interest to any other person; and (iii) agrees not to sell or otherwise transfer the Interest unless and until it is subsequently registered under the 1933 Act and any applicable state securities laws, or unless an exemption from any such requirement is available.

          (f) Buyer is financially able to bear the economic risk of an investment in the Interest, including the ability to hold the Interest indefinitely and to afford a complete loss of his investment in the Interest. Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the acquisition of the Interest.

     6. CONDITIONS TO OBLIGATIONS OF BUYER. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions:

          (a) On and as of the Closing Date, Seller shall be the sole legal and beneficial owner of the Interest, which shall be free and clear of all claims, liens, mortgages, charges, security interests, encumbrances and other restrictions and limitations of any kind whatsoever.

          (b) By the Closing Date, any and all necessary consents, authorizations, orders or approvals shall have been obtained.

          (c) Neither the execution or delivery of this Agreement nor the performance of its obligations hereunder will conflict with or result in a breach of or constitute a default under or result in the creation of or an imposition of a lien upon any of the properties or assets of Seller or any Agreement to which Seller may be a party or by which its property or assets may be subject.

     7. CONDITIONS TO OBLIGATIONS OF SELLER. The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions:

          (a) By the Closing Date, any and all necessary consents, authorizations, orders or approvals shall have been obtained.

          (b) Neither the execution or delivery of this Agreement nor the performance of its obligations hereunder will conflict with or result in a breach of or constitute a default under or result in the creation of or an imposition of a lien upon any of the properties or assets of Buyer or any Agreement to which Buyer may be a party or by which its property or assets may be subject.

     8. FINDER'S FEE. For the expertise, time, efforts and expense incurred by Paul E. Christensen and Rex K. Griffiths in bringing together the Buyer and Seller and obtaining the various approvals of the transaction by the members of the Company, Buyer shall pay to Paul E. Christensen and Rex K. Griffiths at Closing a commission of Twenty Five Thousand Dollars ($25,000) ($12,500 to Paul E. Christensen and $12,500 to Rex K. Griffiths). Except as provided by this Section 8, no other commissions, fees or compensation shall be due as a result of this Agreement or the transactions contemplated herein.

    9.    MISCELLANEOUS.

          (a) This Agreement represents the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements with respect thereto, whether written or oral.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard, however, to such jurisdiction's principles of conflict of laws.

          (c) This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute but one Agreement.

    DATED as of the date of first written above.


                                          UNITED SUPPORT ASSOCIATION, INC.,
                                          a Nevada corporation



                                         By:  /s/ Wade B. Cook
                                           --------------------------
                                                Wade B. Cook,  President
                                                           ---------------


                                         WESPAC HOLDING, L.C.,
                                         a Utah limited liability company


                                         By:  /s/  Paul E. Christensen
                                           ------------------------------------
                                                 Paul E. Christensen, a member



                                         By:  /s/ Rex K. Griffith
                                            ----------------------------------
                                                 Rex K. Griffith, a member

                                                                      Exhibit A

                                   PROMISSORY NOTE

Amount:  $175,000.00                                     Date: January 31, 1997
                                                   Place:  Salt Lake City, Utah





    FOR VALUE RECEIVED, the undersigned, promises to pay to Wespac Holdings, L.C., a Utah limited liability company or order at 2932 Chippewa Way, Provo, Utah 84604 or such other place as the holder may designate in writing, the principal sum of One Hundred Seventy-Five Thousand Dollars ($175,000.00), together with interest thereon computed at the rate of nine percent (9%) per annum on the unpaid principal balance owing from time to time and charged on actual days the loan is outstanding. The principal and interest hereunder shall be payable in eighteen (18) equal monthly installments of Ten Thousand Four Hundred Twenty-Nine and 59/100 Dollars ($10,429.59) each, with the first installment due 30 days from the date hereof, and each installment thereafter due and on the same day of each succeeding month thereafter until paid in full.

    An installment payment which is paid in full within ten days after any scheduled due date is a timely payment, and no late fee will be assessed for that payment. If, however, a payment is not paid in full within ten days of a scheduled payment date, a late fee will be charged in the amount of $500.00. If any payment comes due on a day which is not a business day, it shall be due the next business day.

    All payments received shall be applied first to the amounts advanced by holder to protect its security, if any, then to accrued late fees, if any, and thereafter to the payment of interest and then to the payment of principal. If any payment hereunder is not paid within thirty days from the due date thereof, or if there is an event of default under the Security Agreement, then, at the option of the holder hereof, all obligations of principal, interest, costs and fees hereunder shall become immediately due and payable without presentment for payment, diligence, grace, exhibition of this Note, protest, dishonor, demand or notice of any kind, all of which are hereby expressly waived, and shall thereafter bear interest both before and after judgment until paid in full at the rate of twelve percent (12%) per annum. Maker shall pay all expenses and fees, including reasonable attorneys' fees and court costs, incurred in the collection of this Note and/or incurred in any bankruptcy or insolvency proceeding. Maker may prepay this Note at any time without penalty.

    Maker and all endorsers or guarantors of this Note waive presentment, demand, notice, protest and all other notices in connection with the delivery, acceptance, default or enforcement of this Note and agree that holder may, from time to time, without their consent, renew, modify or extend performance of obligation of Maker hereunder, and also each specifically consent to the release of a part of all of any collateral that may secure this Note and to the addition or release of any party primarily or secondarily liable hereon.

    The interpretation, construction and enforcement of this Note shall be governed by the laws of the State of Utah.

    If any provision or portions thereof in this Note or the Security Agreement is found by any court to be unenforceable or to violate any law or juridical decision, or if such court should declare such portion or provision to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable and that the remainder of this Note and the Security Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein and that the rights, obligations and interests of the maker and holder thereof, under the remainder of this Note and the Security Agreement, shall continue in full force and effect.

    IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the date set forth above, and as authorized in accordance with the duly and regularly adopted and existing resolution of the Board of Directors of the Maker.

                                            MAKER:

                                            UNITED SUPPORT ASSOCIATION, INC.,
                                            a Nevada corporation


                                            By: /s/  Wade B. Cook
                                               ---------------------
                                                Wade B. Cook,  Pres.
                                                             -----------

                                                          Salt Lake City, Utah
Wade B. Cook                                                  January 31, 1997

                                  GUARANTY


    For and in consideration of the sum of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Wade B. Cook ("Guarantor") hereby unconditionally guarantees to Wespac Holdings, L.C., a Utah limited liability company ("Wespac"), the due and punctual payment, performance and observance by United Support Association, Inc., a Nevada corporation ("United") of each and every obligation, covenant and condition to be performed and observed by United, to the same extent as if Guarantor had directly entered into those transactions with Wespac, under that certain Limited Liability Company Interest Purchase Agreement and Promissory Note dated of even date herewith, between Wespac and United, as the same may hereafter be extended or amended (collectively, the "Obligations"), together with all costs and expenses (including reasonable attorneys' fees) incurred by Wespac in enforcing its rights hereunder. This Guaranty is a guarantee of payment and performance and not of collection.

    Guarantor waives notice of any extension, modification, indulgence, amendment, or variation of the terms of any such obligation or agreement of United with Wespac, and the liability of Guarantor hereunder shall not be affected by the insolvency, bankruptcy, or receivership of United. Notice of any default of United shall, however, be promptly provided to Guarantor but the failure to give such notice shall not affect Wespac's rights hereunder.

    Guarantor shall not exercise any rights that it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Obligations have been paid in full. If any amount is paid to the Guarantor on account of subrogation rights under this Guaranty at any time when all the Obligations have not been paid in full, the amount shall be held in trust for the benefit of Wespac and shall be promptly paid to Wespac to be credited and applied to the Obligations when due. If the Guarantor makes payment to Wespac of all or any part of the Obligations and all the Obligations are paid in full, and so long as no other sums are owing hereunder or in connection with the Obligations, Wespac shall, at the request of Guarantor, execute and deliver to Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from the payment.

    This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligation is rescinded or must otherwise be returned by

Wespac upon the insolvency, bankruptcy or reorganization of United or otherwise, all as though such payment had not been made.

    Absent the prior written consent of Guarantor, Wespac shall not assign or transfer in whole or in part, any of its rights herein.

    The construction and enforcement of this Guaranty shall be governed by the internal laws of the State of Utah.

    IN WITNESS WHEREOF, Wade Cook has caused this Guaranty to be executed this 31 day of January, 1997.


                                            /s/ WADE B. COOK
                                            ----------------------------------
                                            Wade B. Cook

                              SECURITY AGREEMENT

    THIS SECURITY AGREEMENT ("Agreement") is made effective as of the 31 day of January, 1997, by and between United Support Association, Inc., a Nevada corporation ("Maker") and Wespac Holdings, L.C., a Utah limited liability company ("Wespac").

    WHEREAS, Maker has purchased membership interests in Park City Hotel Partners, L.C., a Utah limited liability company (the "Company") from Wespac pursuant to a Limited Liability Company Interest Purchase Agreement dated the date hereof (the "Purchase Agreement") and owe Wespac the principal sum of One Hundred Seventy-Five Thousand Dollars ($175,000), as evidenced by that certain promissory note between Maker, as maker, and Wespac of even date herewith (the "Note").

    WHEREAS, pursuant to the Purchase Agreement, Maker agreed to grant Wespac a security interest to secure the performance by Maker of its obligations under the Note and the Purchase Agreement.

    WHEREAS, the parties desire to memorialize the grant of such security interest by executing this Agreement.

                                A G R E E M E N T :

    NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. COLLATERAL. Maker's performance hereunder and under the Note and Purchase Agreement shall be secured by, and Maker hereby specifically grants to Wespac a continuing security interest in and to, and lien upon, the property more particularly described on Exhibit "1" attached hereto (the "Collateral"). Maker agrees to execute and deliver to Wespac a UCC-1 financing statement, and shall perform, in a timely fashion, all additional acts, as from time to time may be necessary in the opinion of counsel to Wespac, to perfect, verify and acknowledge the security interest of Wespac in the Collateral.

    2. DEFAULT. It shall be an event of default hereunder if (i) Maker shall fail to make any payment called for by the Note and any agreements or documents executed and delivered in connection therewith, or (ii) any party other than Wespac shall default in the performance of any obligation under the Note and the Purchase Agreement. Any default hereunder shall be deemed to be a default under the Note and this Agreement, and vice versa.

     3. REMEDIES UPON DEFAULT. Upon the occurrence of any event of default, Wespac may declare immediately due and payable all amounts under the Note, including all accrued interest and late fees thereon, and shall have all of the remedies of a secured party under the laws of the State of Utah.

     4. RELEASE OF LIEN. Upon payment in full of all obligations of Maker to Wespac, and the performance by Maker of all obligations imposed upon it by the Note, and the Purchase Agreement, this Agreement shall be terminated, the liens and security interests arising hereunder shall be terminated and released and Wespac shall take any action necessary to evidence such release.

     5. OBLIGATIONS OF WESPAC. Wespac, by accepting the security interest provided for herein, shall not be subject to any obligation, liability or any duty to perform any of the terms, covenants, provisions, conditions or agreements made or assumed by Maker in connection with Maker's interest in the Collateral, but such obligations shall continue to be performed by Maker as though this Agreement had not been made. Wespac shall have the right, however, upon any event of default hereunder, to assume any and all of such obligations, liabilities or duties, and shall be entitled to the benefits of any such assumption.

     6. MISCELLANEOUS.

        (a) GOVERNING LAW. The law of the State of Utah shall govern the interpretation and enforcement of this Agreement.

        (b) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        (c) SEVERABILITY; INTEGRATION. The inapplicability or unenforceability of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement. This Agreement, together with the documents executed in connection herewith (including the Note and any personal guarantees), constitute the entire agreement between the parties with respect to the subject matter hereof, and no modification or waiver shall be effective unless in writing and signed by the party to be charged.

        (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument. The agreement may be executed by facsimile signature, and such execution shall be deemed to have the same force and effect as original signatures.

        (e) ASSIGNABILITY. The rights of Westpac under this Agreement are assignable in part or wholly, and any assignee of Wespac shall succeed to and be possessed of the rights of Westpac to the extent of the assignment made. The rights and obligations of Maker hereunder shall not be assignable without the prior written consent of Westpac, and any attempt by Maker to assign its rights and obligations hereunder without such consent shall be a default hereunder.

        (f) WAIVER OF DEFAULT. The waiver by Wespac of any breach of default by Maker under any of the terms of this Agreement shall not be deemed to be a waiver of any subsequent breach or default on the part of Maker under the same.

     7. ATTORNEYS' FEES. In the event of any litigation by any party hereto to enforce the terms of this Agreement, the prevailing party in such litigation shall be entitled to receive from the other party payment of attorneys' fees incurred (before or after the commencement of such litigation) by the prevailing party.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.


                                     UNITED SUPPORT ASSOCIATION,
                                     INC., a Nevada corporation


                                     By:  /s/ Wade B. Cook
                                        ----------------------------------
                                          Wade B. Cook,  Pres
                                                       -------------------


                                     WESPAC HOLDINGS, L.C., a
                                     Utah limited liability company


                                     By: /s/ Paul E. Christensen
                                        ----------------------------------
                                          Paul E. Christensen, Member


                                     By: /s/ Rex K. Griffiths
                                        ----------------------------------
                                          Rex K. Griffiths, Member

                                 EXHIBIT "1"

                             SECURITY AGREEMENT

                          DESCRIPTION OF COLLATERAL


     All of Maker's right, title and interest as a member of and in Park City Hotel Partners, L.C., a Utah limited liability company (the "Company") which shall include, without limitation, Maker's eight and 88/100 percent (8.88%) capital and profits interest in the Company, Maker's capital account balance in the Company, Maker's distribution and liquidation rights in the Company and Maker's voting and management rights and powers in the Company.

                                     Exhibit D

                         ASSIGNMENT OF MEMBERSHIP INTEREST


     FOR VALUE RECEIVED, Wespac Holdings, L.C., a Utah limited liability company ("Assignor"), herewith sells, assigns, transfers and conveys to United Support Association, Inc., a Nevada corporation ("Assignee"), the entirety of Assignor's right, title and interest as a member of and in Park City Hotel Partners, L.C., a Utah limited liability company (the "Company"), which shall include, without limitation, Assignor's eight and 88/100 percent (8.88%) capital and profits interest in the Company, Assignor's capital account balance in the Company, Assignor's distributions and liquidation rights in the Company and Assignor's voting and management rights and powers in the Company.

     This Assignment of the Membership Interest is made, delivered and shall be effective on the date of this Assignment in accordance with and in satisfaction of the requirements of Article VII of the Operating Agreement of the Company dated as of October 4, 1995.

     IN WITNESS WHEREOF, Assignor has executed this Assignment by and through its members this 3rd day of February, 1997.

                                        WESPAC HOLDINGS, L.C., a Utah
                                        limited liability company



                                        By /s/ Paul E. Christensen
                                           -------------------------------------
                                           Paul E. Christensen, Member


                                        By /s/ Rex K. Griffiths
                                           -------------------------------------
                                           Rex K. Griffiths, Member

     Acknowledged and approved by Park City Hotel Partners, L.C., and its members this 3rd day of February, 1997 that United Support Association, Inc., a Nevada corporation is and at all times hereunder shall be a substituted member of the Company as provided by Section 7.3 of the Operating Agreement of the Company dated as of October 4, 1995 with all rights, title and interest in the Company provided therein.

                                PARK CITY HOTEL PARTNERS, L.C.,
                                A UTAH LIMITED LIABILITY COMPANY

                                BY: ITS MEMBERS

                                KJ HOTEL PARTNERS, L.C.,
                                A UTAH LIMITED LIABILITY COMPANY


                                   By: Western States Lodging and Development,
                                        L.C., a Utah limited liability company

                                        By: The Miles Group, L.C., a Utah
                                             limited liability company

                                             By: /s/ Richard Miles
                                                --------------------------------
                                                  Richard Miles, Member

                                             By: /s/ Stephen Miles
                                                --------------------------------
                                                  Steven Miles, Member

                                   By: EXMAR Company, L.C., a Utah
                                        limited liability company

                                             By: /s/ Gary K. Griffiths
                                                --------------------------------
                                                  Gary K. Griffiths, Member

                                             By: /s/ Laura Jo Griffiths
                                                --------------------------------
                                                  Laura Jo Griffiths, Member

                                             By: /s/ David R. Webster
                                                --------------------------------
                                                  David Webster, Member

                                             By: /s/ Sylvia Webster
                                                --------------------------------
                                                  Sylvia Webster, Member

                                        LODGING DEVELOPMENT COMPANY,
                                        L.C., A UTAH LIMITED LIABILITY COMPANY

                                             By: /s/ Thomas A. Hulbert
                                                --------------------------------
                                                  Thomas A. Hulbert, Member

                                             By: /s/ Heather Hulbert
                                                --------------------------------
                                                  Heather Hulbert, Member

                                        WESPAC HOLDINGS, L.C., A UTAH LIMITED
                                        LIABILITY COMPANY

                                             By: /s/ Paul E. Christensen
                                                --------------------------------
                                                  Paul E. Christensen, Member

                                             By: /s/ Rex K. Griffiths
                                                --------------------------------
                                                  Rex K. Griffiths, Member


                                          3